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                   METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                      METROPOLITAN LIFE INSURANCE COMPANY
                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                    SUPPLEMENT DATED SEPTEMBER 30, 2013 TO
                     THE PROSPECTUSES DATED APRIL 29, 2013

This supplement describes changes to MetLife Growth and Guaranteed Income/SM/ variable annuity contracts issued by MetLife Investors USA Insurance Company ("MLI USA") and Metropolitan Life Insurance Company (together with MLI USA, "we," "us," or "our").

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at: Annuity Service Center, P.O. Box 770001, Cincinnati, OH 45277-0051 or call us at (800) 544-2442 to request a free copy.

FEDERAL DEFENSE OF MARRIAGE ACT

On June 26, 2013, in U.S. v. Windsor, Executor of the Estate of Spyer, et al., the United States Supreme Court ruled that Section 3 of the Federal Defense of Marriage Act was unconstitutional. Accordingly, any Internal Revenue Code ("IRC") reference to "spouse" includes those persons who are married spouses under state law, regardless of sex. All contract provisions will be interpreted and administered in accordance with the requirements of the IRC. You should seek advice based on your own particular circumstances from an independent tax advisor.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

 P.O. Box 770001                                    Telephone: (800) 544-2442
 Cincinnati, OH 45277-0051